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                             BPC HOLDING CORPORATION


                           --------------------------


                                 FIRST AMENDMENT


                             Dated as of May 9, 2000


                                       to


                             Stockholders Agreement


                            Dated as of June 18, 1996


                           --------------------------



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                    FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

THIS FIRST AMENDMENT dated as of May 9, 2000 (the or this "FIRST AMENDMENT") to the Stockholders Agreement dated as of June 18, 1996 is among BPC HOLDING CORPORATION, a Delaware corporation (the "COMPANY"), ATLANTIC EQUITY PARTNERS INTERNATIONAL II, L.P., a Delaware limited partnership ("INTERNATIONAL"), CHASE VENTURE CAPITAL ASSOCIATES, LLC, a Delaware limited liability company ("CVCA"), THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ("NORTHWESTERN") and BPC EQUITY, LLC, a Delaware limited liability company ("AETNA" or the "INSTITUTIONAL Holder"), and each of those other parties listed on the signature pages to this Agreement.

                                    RECITALS:

     A. The parties have heretofore entered into a Stockholders Agreement dated as of June 18, 1996 (the "AGREEMENT").

     B. The parties now desire to amend the Agreement in the respects, but only in the respects, hereinafter set forth.

     C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Agreement unless herein defined or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, the parties, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

     SECTION 1. AMENDMENTS.

     1.1 All references in the Agreement to Preferred Stock, Warrants or Warrant Stock shall include Preferred Stock, Warrants and Warrant Stock, respectively, as defined in the Preferred Stock and Warrant Purchase Agreement dated as of May 9, 2000 by and among the Company, CVCA and Northwestern.

     1.2 All references in the Agreement to Preferred Stock Control Event shall be deleted.

     SECTION 2. MISCELLANEOUS.

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     2.1  The First Amendment shall be construed in connection with and as part of the Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Agreement are hereby ratified and shall be and remain in full force and effect.

     2.3 The descriptive headings of the various Sections or parts of this First Amendment are for the convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     2.4 This First Amendment shall be governed by and construed in accordance with New York law.

     2.5 The execution hereof by the undersigned shall constitute a contract among the undersigned for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.







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                                         BPC HOLDING CORPORATION


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                         HOLDERS:

                                         ATLANTIC EQUITY PARTNERS
                                         INTERNATIONAL II, L.P.

                                         By:  Atlantic Equity Associates
                                          International II, L.P., its
                                          General Partner

                                             By:  Buaron Holdings Ltd., its
                                                    Managing General Partner


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                         CHASE VENTURE CAPITAL ASSOCIATES, LLC

                                         By: Chase Capital Partners,
                                           its Investment Manager


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                         THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY



                                         By:
                                            ------------------------------
                                             Name:
                                             Title:

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                                            BPC EQUITY, LLC

                                            By:  Aetna Life Insurance Company,
                                              its Member

                                                By:
                                                   -----------------------------
                                                    Name:
                                                    Title:


                                                --------------------------------
                                                R. Brent Beeler


                                                --------------------------------
                                                Douglas E. Bell


                                                --------------------------------
                                                Ira G. Boots


                                                --------------------------------
                                                Martin R. Imbler


                                                --------------------------------
                                                James M. Kratochvil


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